KAR Small-Cap Value Fund
SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
($ reported in thousands)
	Shares	Value
Common Stocks—96.2%
Consumer Discretionary—13.2%
Cheesecake Factory, Inc. (The)	1,080,715	$40,051
Leslie’s, Inc.(1)	906,163	25,146
Terminix Global Holdings, Inc.(1)	946,011	48,256
Thor Industries, Inc.	398,952	37,099
		150,552

Consumer Staples—7.5%
National Beverage Corp.	586,663	49,808
WD-40 Co.	136,951	36,385
		86,193

Financials—14.6%
Bank of Hawaii Corp.	375,368	28,761
First Financial Bankshares, Inc.	424,223	15,346
Houlihan Lokey, Inc.	685,090	46,058
Primerica, Inc.	217,835	29,175
RLI Corp.	320,789	33,410
Stock Yards Bancorp, Inc.	361,487	14,633
		167,383

Health Care—1.6%
Anika Therapeutics, Inc.(1)	401,193	18,158
Industrials—36.0%
Albany International Corp. Class A	472,578	34,697
Armstrong World Industries, Inc.	421,420	31,349
Construction Partners, Inc. Class A(1)	729,235	21,228
CoreLogic, Inc.	562,351	43,481
Graco, Inc.	583,104	42,187
John Bean Technologies Corp.	223,448	25,444
Landstar System, Inc.	247,688	33,354
RBC Bearings, Inc.(1)	234,052	41,905
SiteOne Landscape Supply, Inc.(1)	435,181	69,033
UniFirst Corp.	120,387	25,485
Watsco, Inc.	196,780	44,580
		412,743

Information Technology—12.4%
American Software, Inc. Class A	945,934	16,242
	Shares	Value

Information Technology—continued
Badger Meter, Inc.	175,169	$16,477
Brooks Automation, Inc.	793,057	53,809
EVERTEC, Inc.	891,795	35,065
Jack Henry & Associates, Inc.	126,485	20,489
		142,082

Materials—7.0%
Scotts Miracle-Gro Co. (The)	404,513	80,555
Real Estate—3.9%
MGM Growth Properties LLC Class A	1,425,190	44,608
Total Common Stocks (Identified Cost $705,784)		1,102,274

Total Long-Term Investments—96.2% (Identified Cost $705,784)		1,102,274

Short-Term Investment—3.2%
Money Market Mutual Fund—3.2%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	36,874,442	36,874
Total Short-Term Investment (Identified Cost $36,874)		36,874

TOTAL INVESTMENTS—99.4% (Identified Cost $742,658)		$1,139,148
Other assets and liabilities, net—0.6%		6,519
NET ASSETS—100.0%		$1,145,667

Abbreviation:
LLC	Limited Liability Company

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.
The following table summarizes the market value of the Fund’s investments as of December 31, 2020, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at December 31, 2020	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,102,274	$1,102,274
Money Market Mutual Fund	36,874	36,874
Total Investments	$1,139,148	$1,139,148
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at December 31, 2020.
There were no transfers into or out of Level 3 related to securities held at December 31, 2020.
See Notes to Schedule of Investments

KAR SMALL-CAP VALUE FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
December 31, 2020
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund’s fair value non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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